                                 EXHIBIT 10.16



                     THIRD AMENDMENT TO CREDIT AND GUARANTY
                       AGREEMENT, CONFIRMATION OF SECURITY
                     AGREEMENT AND CONFIRMATION OF GUARANTY

               THIS THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, CONFIRMATION OF SECURITY AGREEMENT AND CONFIRMATION OF GUARANTY, dated as of November 1, 1993 (this "Amendment"), is among SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY, a West Virginia corporation (the "Company"), CHECKER MOTORS CORPORATION, a New Jersey corporation (the "Corporate Guarantor"), and CHECKER MOTORS CO., L.P., a Delaware limited partnership (the "Partnership Guarantor" and, together with the Corporate Guarantor, the "Guarantors"), and NBD BANK, N.A., a national banking association formerly named National Bank of Detroit (the "Bank").


                                    RECITALS


               A. The Company, the Guarantors and the Bank have entered into a Credit and Guaranty Agreement, dated as of August 1, 1989, as amended by that certain First Amendment to Credit Agreement (the "First Amendment") dated as of June 1, 1990, that certain Second Amendment to Credit and Guarantee Agreement, Confirmation of Security Agreement, and Confirmation of Guaranty (the "Second Amendment") dated as of January 2, 1991, and as modified by a Supplemental Agreement dated as of April 20, 1992 (the "First Supplemental Agreement") and a Second Supplemental Agreement (the "Second Supplemental Agreement") dated as of September 17, 1992 (the "Credit Agreement"), pursuant to which (a) the Bank provided to the Company (i) a revolving credit facility in an aggregate principal amount outstanding at any one time not to exceed $9,500,000, which credit facility was converted to a term loan on July 31, 1990 and (ii) a line of credit in an aggregate principal amount outstanding at any one time not to exceed the lesser of (1) the Borrowing Base and (2) $5,000,000, payable on demand, and (b) the Guarantors guaranteed the indebtedness of the Company under such revolving credit facility and such line of credit.

               B. The Company, the Guarantors and the Bank now desire that the Credit Agreement be amended to provide for (a) the continuation and increase of such line of credit from the Bank to the Company to an aggregate principal amount outstanding at any one time not to exceed the lesser of (i) the Borrowing Base and (ii) $7,500,000, and expiring on November 30, 1994, to support the sales growth of the Company, and (b) an additional five year secured term loan in aggregate principal amount of $2,500,000 to purchase certain equipment.

               C. The Company and the Bank further desire to confirm the effectiveness of the Security Agreement and all other agreements and documents, and the Guarantors further desire to confirm their obligations under the Guaranty and the collateral granted by them and all other agreements and documents.

               NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                   SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

               Effective upon the date that the conditions precedent set forth in Section 5 hereof are satisfied, which date shall be determined by the Bank in its reasonable discretion (the "Amendment Date"), the Credit Agreement is hereby amended as follows:


               1.1 The first two recital paragraphs on the first page are deleted and the following is substituted in place thereof:

                    WHEREAS, the Company desires (a) to obtain a revolving credit facility in aggregate principal amount not to exceed $9,500,000 in order to provide funds for the purchase and installation of five stamping presses, and its other corporate purposes, which credit facility shall be convertible into a term loan, (b) for the Bank to grant a line of credit to the Company in an aggregate principal amount outstanding any one time not to exceed $7,500,000 for working capital purposes, and (c) to obtain a term loan in the amount of $2,500,000 for the purpose of purchasing a used Danly press; and

                    WHEREAS, the Guarantors are willing to guarantee the indebtedness of the Company under such revolving credit facility and the term loan to which it converts, such line of credit and such term loan, and the Bank is willing to provide such a revolving credit facility, line of credit and term loan on the terms and the conditions herein set forth.

               1.2 The definition of "BORROWING BASE" contained in Section 1.1 is deleted and the following is substituted in place thereof:

                    "BORROWING BASE" shall mean, as of any date, an amount equal to the sum of (a) 80% of the value of Eligible Accounts Receivable, plus (b) the lesser of (i) 50% of the value of Eligible Inventory or (ii) $1,000,000.

               1.3 The definition of "EXPIRY DATE FOR LINE OF CREDIT" contained in Section 1.1 is deleted and the following is substituted in place thereof:

                    "EXPIRY DATE FOR LINE OF CREDIT"

               1.4 The definition of "FLOATING RATE" contained in Section 1.1 is deleted and the following is substituted in place thereof:

                    "FLOATING RATE" shall mean the per annum rate equal to the sum of (a)(i) with respect to Line of Credit Loans, one percent (1%) per annum (ii) with respect to the Term Loan and the $2,500,000 Term Loan, one and one quarter percent (1-1/4%) per annum plus (b) the Prime Rate in effect from time to time; such Floating Rate shall change simultaneously with any change in such Prime Rate.

               1.5 The definition of "LOAN" shall be deleted and the following is substituted in the place thereof:

" LOAN" shall mean any Revolving Credit Loan, the Term Loan, any Line of Credit Loan or the $2,500,000 Term Loan, and "Loans" shall mean all the Revolving Credit Loans, the Term Loan, all Line of Credit Loans and the $2,500,000 Term Loan.

               1.6 The definition of "NOTES" contained in Section 1.1. is deleted and the following is substituted in the place thereof:

                    "NOTES" shall mean the Revolving Credit Note, the Term Note, the Line of Credit Note and the $2,500,000 Term Note, and each shall be a "Note".

               1.7 The following definitions are inserted in Section 1.1 in appropriate alphabetical order:

                    "EBIT" means, as of the last day of any fiscal quarter, Net Income PLUS all amounts deducted in determining such Net Income on account of (a) Interest Expense and
                    (b) taxes, all as determined for the Company in accordance with generally accepted accounting principles.

                    "ELIGIBLE INVENTORY" shall mean, as of any date, that inventory owned by the Company that constitutes raw materials or finished goods in which the Company has granted to the Bank a first-priority perfected security interest pursuant to the Security Agreement, valued at the lower of cost or market on a FIFO basis, but shall not include any such inventory (a) that does not constitute raw materials or finished goods readily salable or usable in the business of the Company (b) that is located outside the United States (which shall be not deemed to include any territories of the United States), (c) that is subject to, or any accounts or other proceeds resulting from the sale or other disposition thereof could be subject to, any Lien

                    (except those in favor of the Bank under the Security Agreement), including any sale on approval or sale or return transaction or any consignment, (d) that is not in the possession of the Company or if such inventory is covered by documents of title, instruments or chattel paper and the Company is not the owner and holder of all such documents, instruments and chattel paper, free of any Lien (except those in favor of the Bank under the Security Agreement), (e) that is held for lease or is the subject of any lease, (f) that is subject to any trademark, trade name or licensing arrangement, or any law, rule or regulation, that could limit or impair the ability of the Bank to promptly exercise all rights of the Bank under the Security Agreement, (g) if such inventory is located on premises not owned by the Company and the landlord or other owner of such premises shall not have waived its distraint, lien and similar rights with respect to such inventory and shall not have agreed to permit the bank to enter such premises pursuant to a wavier and agreement to such person in favor of and in form and substance acceptable to the Bank (h) with respect to which any insurance proceeds are not payable to the Bank as a loss payee or are payable to any loss payee other than the bank or the Company, and (i) that for any other reason is at any time reasonably deemed by the Bank to be ineligible.

                    "INTEREST EXPENSE" means, as of the last day of any fiscal quarter of the Company, total interest and related expense of the Company with respect to all outstanding Indebtedness of the Company (including, without limitation, the interest component of any payments in respect to any capital lease) accrued or capitalized (whether or not actually paid during the relative period) plus the amount payable (or minus the net amount receivable) under any interest rate hedging, cap or similar agreement or arrangement (whether or not actually paid or received during the relevant period) for the fiscal quarter then ending and the three immediately preceding fiscal quarters of the Company, determined for the Company in accordance with generally accepted accounting principles, except as modified by this definition.

                    "NET INCOME" means, as of the last day of any fiscal quarter of the Company, the net income (or loss) of the Company for fiscal quarter then ending and the three immediately preceding fiscal quarters of the Company, taken as a single accounting period, determined in accordance with generally accepted accounting principles; MINUS to the extent included in determining such Net Income, without duplication: (a) the proceeds of any insurance policy, (b) gains (or PLUS losses) from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Company and related tax effects in accordance with generally accepted accounting principles, and (c) any extraordinary or non-recurring gains of the Company, or other gains recognized by the Company outside of the normal operations of the Company, and related tax effects, in accordance with generally accepted accounting principles.

                    "THIRD AMENDMENT" shall mean the Third Amendment to Credit and Guaranty Agreement, Confirmation of Security Agreement and Confirmation of Guaranty, dated as of November 1, 1993, among the Company, the Guarantors and NBD Bank, N.A., a national banking association, formerly named National Bank of Detroit.

                    "THIRD AMENDMENT DATE" shall mean the Amendment Date, as defined in Section 1 of the Third Amendment.

                    "TERM LOANS" shall mean the Term Loan and the $2,500,000 Term Loan.

                    "$2,500,000 TERM LOAN" shall mean the borrowing under
                    Section 2.2A evidenced by the $2,500,000 Term Note and made pursuant to Section 2.2A.

                    "$2,500,000 TERM NOTE" shall mean any promissory note of the Company evidencing the $2,500,000 Term Loan, substantially in the form annexed hereto as Exhibit B-1, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

               1.8 The words "SECOND AMENDMENT DATE" contained in Section 2.2 are deleted and the words "THIRD AMENDMENT DATE" are substituted in place thereof, and the amount "$5,000,000" contained in Section 2.2 is deleted and the amount "$7,500,000" is substituted in place thereof.

               1.9  A new Section 2.2A is hereby added after existing Section
2.2 to read as follows:

                    2.2A $2,500,000 TERM LOAN. The Bank agrees, subject to terms and conditions of this Agreement, to make a single term loan to the Company on or within three days after the Third Amendment Date in the amount of $2,500,000.

               1.10 Section 2.4(b) is deleted in its entirety and the following new Section 2.4(b) is substituted in place thereof:

                    (b) The Company further agrees to pay to the Bank a fee during the period from the Third Amendment Date to but excluding the Expiry Date for Line of Credit at a rate equal to three-eighths of one percent (3/8 of 1%) per annum of the daily average of the difference between $7,500,000 and the Line of Credit Loans, payable quarterly in arrears on the last Business Day of each January, April, July and October, commencing on such Business Day in January, 1994, and on the Expiry Date for Line of Credit.

               1.11 A new Section 2.6A is hereby added after existing Section
2.6 to read as follows:

                    2.6A DISBURSEMENT OF $2,500,000 TERM LOAN. (a) The $2,500,000 Term Loan shall bear interest at the applicable Floating Rate, and the proceeds thereof shall be made available to the Company, subject to the terms and conditions of this Agreement, by depositing the proceeds thereof, in immediately available funds, in an account maintained and designated by the Company at the Bank.

                    (b) The $2,500,000 Term Loan under this Section 2.6A shall be evidenced by the $2,500,000 Term Note, and shall be due and payable and bear interest as provided in Article III. The Bank is hereby authorized by the Company to record on the scheduled attached to the $2,500,000 Term Note, or on its books and records, the amount of $2,500,000 Term Loan, the amount of each payment or prepayment of principal thereon, and the other information provided for on such schedule, which schedule or books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, PROVIDED, HOWEVER, that the failure of the Bank to record, or any error in recording, any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of the $2,500,000 Term Loan, all accrued interest thereon and other amounts payable with respect thereto in accordance with the terms of the $2,500,000 Term Note of this Agreement.

               1.12 Sections 2.9, 2.10 and 2.11 are each deleted.

               1.13 Section 3.1(c) is deleted in its entirety and the following new Section 3.1(c) is substituted in place thereof:

                    (c) Unless earlier payment is required under this Agreement, the Company shall pay to the Bank the outstanding principal amount of the Line of Credit Loans on the Expiry Date for Line of Credit.

               1.14 Clauses (i) and (ii) of Section 3.1(d) and Sections 3.6(a) and 3.8 are hereby deleted.

               1.15 Section 3.2 is hereby deleted and the following is substituted in place thereof:

                    INTEREST PAYMENTS. The Company shall pay interest to the Bank on the unpaid principal amount of any portion of the Loans, for the period commencing on the date such Loan is made until such Loan is paid in full, on each Interest Payment Date and at maturity (whether at stated maturity, by acceleration or otherwise), and thereafter on demand, at the Floating Rate. Notwithstanding the foregoing, the Company shall pay interest on demand at the Overdue Rate on the outstanding principal amount of the Loans and any other amount payable by the Company hereunder (other than interest) which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full.

               1.16 A new Section 3.1(g) is hereby added after Section 3.1(f) to read as follows:

                    (g) Unless earlier payment is required under this Agreement, the Company shall pay to the Bank the outstanding principal amount of the $2,500,000 Term Loan in twenty equal, consecutive quarterly principal installments each in the amount of $125,000 and payable on the last Business Day of each January, April, July and October, commencing with the last Business Day in January, 1994, and until the last Business Day of October, 1998, when the entire outstanding principal amount of the $2,500,000 Term Loan shall be due and payable.

               1.17 Reference in Section 3.1(e) to "Term Loan" shall be deleted and "Term Loans" shall be substituted in place thereof.

               1.18 A new Section 5.1(c) (which new Section describes a new covenant which is an addition to all other existing covenants) is hereby added after existing Section 5.1(b) to read as follows:

                    (c) EBIT TO INTEREST EXPENSE. The Company will not permit or suffer the ratio of EBIT to Interest Expense to be less than 2.0 to 1.0 as of the last day of any fiscal quarter of the Company.

               1.19 Section 7.1(i) is modified by adding the phrase "or International Controls Corp. ("ICC")" after each place the word "Guarantors" appears in Section 7.1(i).

               1.20 A new Section 7.1(l) is hereby added after existing Sections 7.1(k) to read as follows:

                    (l) ICC or any of its shareholders shall fail to perform or observe any term, covenant or agreement contained in the side letters delivered pursuant to Section 2.3(k) of the Loan and Guaranty Agreement dated as of September 17, 1992 by and among the Partnership Guarantor, as borrower, and the Corporate Guarantor and the Company, as guarantors.

               1.21 The form of Line of Credit Note annexed hereto as Exhibit C (the "New Line of Credit Note") is substituted for the form of Demand Note annexed to the Credit Agreement as Exhibit C.

               1.22 The form of $2,500,000 Term Note annexed hereto as Exhibit B-1 is hereby added to the Credit Agreement as Exhibit B-1.

               1.23 Any schedules attached hereto are substituted for the corresponding schedules attached to the Credit Agreement.

               1.24 All references to the Demand Note contained in the Credit Agreement of in any other agreement or document shall be deemed references to the Line of Credit Note and any promissory note or notes issued in exchange or replacement therefor.


                   SECTION 4.  REPRESENTATIONS AND WARRANTIES

               Each of the Company and each Guarantor represents and warrants that:


               4.1 It has all requisite power and authority, corporate, partnership or otherwise, to execute and deliver this Amendment and to engage in the transactions contemplated by the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), and to perform its obligations under the Amended Credit Agreement and the New Line of Credit Note and $2,500,000 Term Note to which it is a party. The execution and delivery by it of this Amendment and the New Line of Credit Note and $2,500,000 Term Note to which it is a party, and the performance by it of the Amended Credit Agreement and the New Line of Credit Note and $2,500,000 Term Note to which it is a party have been duly authorized by all necessary action, corporate or otherwise, and do not and will not (a) require any consent or approval of its stockholders, if any, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its Articles of Incorporation, By-Laws or Partnership Agreement, as applicable, or (c) result in a breach or constitute a default under any indenture or loan or credit agreement or other agreement, lease or instrument to which it is a party or by which it or its properties may be bound or affected.

               4.2 No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution or delivery by it of this Amendment or the New Line of Credit Note or $2,500,000 Term Note to which it is a party, or the performance by it of the Amended Credit Agreement or the New Line of Credit Note or $2,500,000 Term Note to which it is a party.

               4.3 The Amended Credit Agreement and the New Line of Credit Note and $2,500,000 Term Note to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with their terms.

               4.4 After giving effect to the amendments contained in this Amendment, its representations and warranties contained in Article IV of the Credit Agreement, Section 2 of the Security Agreement and in the Loan and Guaranty Agreement, dated as of September 17, 1992 by and among the Partnership Guarantor, as borrower, and the Corporate Guarantor and the Company, as guarantors (the "Partnership Guarantor Loan Agreement") are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

               4.5 After giving the effect to the amendments contained in this Amendment, there is no Event of Default or event or condition which may become an Event of Default with notice or lapse of time, or both, as of the date hereof.

               4.6 The Company has purchased the Danly press for approximately $2,620,000, free and clear of all Liens other than in favor of the Bank and other than subordinated liens to the State of West Virginia and Volkswagon, subordinated in form and substance satisfactory to the Bank.


                         SECTION 5.  CONDITION PRECEDENT

               5.1 CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until the Company and the Guarantors furnish to the Bank the following documents and complete the following matters, each in form and substance satisfactory to the Bank:

               (a) Certified copies of such corporate and partnership documents of the Company and each Guarantor, including those evidencing necessary corporate action with respect to this Agreement, the New Line of Credit Note and the $2,500,000 Term Note as the Bank may request.

               (b) The New Line of Credit Note and the $2,500,000 Term Note, each duly executed on behalf of the Company.

               (c)  Payment of facility fee to the Bank in amount of $50,000.

               (d) The favorable written opinion of counsel for the Company and the Guarantors, in form and substance satisfactory to the Bank and its counsel.

               (e) The Company shall execute and deliver such documents with respect to the Danly press purchased by the Company, including all appraisals and all documents, if any, required to perfect the lien and security interest of the Bank therein, as requested by the Bank.

               (f) The Company shall have delivered such subordination agreements and other documentation in form and substance satisfactory to the Bank showing that the Bank has a first priority lien and security interest on the Danly press and that the Liens of the State of West Virginia and Volkswagon are subordinated to the Bank's Liens in form and substance satisfactory to the Bank.

               (g) Such other documents and agreements requested by the Bank, including without limitation a solvency certificate.


                            SECTION 6.  MISCELLANEOUS

               6.1 All references to the Credit Agreement or the Notes in the Security Agreement, any Note, any certificate or instrument or any other document, shall hereafter be deemed references to the Credit Agreement as amended hereby and to the Notes as defined in the Credit Agreement after giving effect to this Amendment, respectively.

               6.2 Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Credit Agreement or the Security Agreement, as the case may be.

               6.3 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

               6.4 The Company agrees to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Bank, in connection with the preparation of this Amendment, the New Line of Credit Note, the $2,500,000 Term Note and related documents and the consummation of the transactions contemplated hereby.

               6.5 The Company and each Guarantor hereby ratify and confirm the Credit Agreement, the Notes, the Security Agreement, the First Amendment the Second Amendment, the First Supplemental Agreement, the Second Supplemental Agreement and all other agreements and documents executed at any time pursuant to the Credit Agreement (all the foregoing referred to collectively as the "Loan Documents") and agree that each shall remain in full force and effect and acknowledge that they have no defense, offset or counterclaim with respect thereto. The Company agrees that all collateral granted by it, including without limitation pursuant to the Security Agreement, are cross collateralized and secure all present and future indebtedness, obligations and liabilities of the Company and each Guarantor now or hereafter owing to the Bank, including without limitation pursuant to the New Line of Credit Note, the Term Note, the $2,500,000 Term Note and the Partnership Guarantor Loan Agreement. The Guarantors acknowledge and confirm that they jointly and severally and unconditionally guarantee all present and future indebtedness, obligations and liabilities of the Company, including without limitation those pursuant to the New Line of Credit Note, the Term Note and $2,500,000 Term Note, and each Guarantor further acknowledges and confirms that any collateral granted by either Guarantor, including without limitation any collateral granted pursuant to the Partnership Guarantor Loan Agreement and the security agreement and other documents executed pursuant thereto, (the "Partnership Loan Documents"), are cross collateralized and secure all present and future indebtedness, obligations and liabilities of the Company and each Guarantor now or hereafter owing to the Bank, including without limitation pursuant to the New Line of Credit Note, the Term Note, the $2,500,000 Term Note, the Credit Agreement and the Partnership Guarantor Loan Agreement. The Company and each Guarantor represent and warrant that the Bank has a first priority, perfected and enforceable lien and security interest on all collateral described in the Loan Documents and in the Partnership Loan Documents, subject only to such liens as are permitted under
Section 5.2(e) of the Partnership Guarantor Loan Agreement. Without limiting the foregoing, the Company agrees that the Security Agreement is amended by adding the phrase "and/or any of the Guarantors" after the word "Company" in each place it appears in the first paragraph of Section 1 of the Security Agreement.

               6.6 Notwithstanding any provisions of the Credit Agreement or any other agreement, it is understood and agreed that (a) the Bank shall at no time be obligated to make any Line of Credit Loan, despite compliance with any express conditions precedent thereto, and the Bank shall be privileged at any time to make demand for payment of the New Line of Credit Note and all amounts owing thereunder, despite the fact that there may not then exist an Event of Default, and (b) the aggregate outstanding principal amount of all Loans by the Bank to the Company and the Guarantors, whether under the Credit Agreement or any other agreement, shall not exceed $45,000,000.

               6.7 Each Guarantor and the Company represent and warrant that they are aware of no claims or causes of action by the Company or any Guarantor against the Bank. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each Guarantor and the Company, individually and jointly and severally, for themselves and for their respective heirs, successors and assigns, hereby release the Bank and their officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any liability, claim, right or cause of action which now exists or hereafter arises, whether known or unknown, arising from or in any way related to facts in existence as of the date hereof.

               6.8 This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof and may only be modified or amended in writing signed by all parties hereto. Each party hereto acknowledges that they have been given an opportunity to consult with counsel and after such consultation or opportunity, knowingly, voluntarily and without duress enter into this Agreement and each party hereto acknowledges that they have carefully and completely read all of the terms and provisions hereof.

               6.9 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State without giving effect to choice of law principles of such State.

               6.10 Notwithstanding anything contained in this Amendment or any Loan Document to the contrary, is acknowledged and agreed that any unenforceability of the guaranty by the Partnership Guarantor of the $2,500,000 Term Loan or the increase in the Line of Credit Loans implemented by this Amendment shall not be an Event of Default, provided that it is acknowledged and agreed by all parties that any such unenforceability shall not terminate, impair, or otherwise affect in any manner any of the existing guaranty obligations or other obligations of the Partnership Guarantor or any of the obligations of the Company or the Corporate Guarantor.

               WITNESS the due execution hereof, effective as of the 1st day of November, 1993, which shall be the Effective Date of this Amendment.



                                   SOUTH CHARLESTON STAMPING &
                                   MANUFACTURING COMPANY

                                   By:  /s/ Marlan R. Smith
                                       --------------------------------------
                                        Its: Assistant Treasurer
                                             --------------------------------

                                   CHECKER MOTORS CORPORATION

                                   By:  /s/ Jay Harris
                                       --------------------------------------
                                        Its:   Vice President
                                             --------------------------------


                                   CHECKER MOTORS CO., L.P.

                                   By:  CHECKERS MOTORS CORPORATION,
                                        general partner

                                   By:  /s/ Jay Harris
                                       --------------------------------------
                                        Its:   Vice President
                                             --------------------------------

                                   NBD BANK, N.A.

                                   By:  /s/ Randy Balluff
                                       --------------------------------------
                                        Its:   Vice President
                                             --------------------------------

                                   EXHIBIT B-1

                              $2,500,000 TERM NOTE



$2,500,000                                                  November 1, 1993
                                                            Detroit, Michigan


          FOR VALUE RECEIVED, the undersigned, SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY a West Virginia corporation (the "Company"), hereby unconditionally promises to pay to the order of NBD Bank, N.A. (formerly known as National Bank of Detroit), a national banking association (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), in twenty equal consecutive quarterly installments of $125,000 each, payable on the last day of each January, April, July and October, commencing on January 31, 1994 and continuing until October 31, 1998, when all principal shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

          The Bank is hereby authorized by the Company to note on the schedule attached to this Note the date of the Loan, the interest rate, the amount of each payment or prepayment of principal thereon and the other information provided for on such schedule, which schedule shall constitute prima facie evidence of the information so noted, PROVIDED that any failure by the Bank to make any such notation shall not relieve the Company of its obligation to repay the outstanding principal amount of this Note, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Note and the Credit Agreement.

          The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. Should the indebtedness evidenced by this Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including attorneys' fees and expenses.

          This Note evidences the $2,500,000 Term Loan made under a Credit and Guaranty Agreement, dated as of August 1, 1989 as amended or modified through the date hereof and as further amended or modified from time to time (the "Credit Agreement"), by and among the Company, Checker Motors Corporation, Checker Motors Co., L.P. and the Bank, to which reference is hereby made for a statement of the circumstances under which this Note is subject to prepayment and under which its due date may be accelerated and for a description of the collateral and security securing payment hereof. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Credit Agreement.

                              SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY


                              By:
                                 ----------------------------------------------

                                   Its:
                                       ----------------------------------------

                     Schedule to $2,500,000 Term Note, dated
                            November 1, 1993, made by
                South Charleston Stamping & Manufacturing Company
                           in favor of NBD Bank, N.A.



                                           Principal
              Principal                     Amount       Principal
Date Loan     Amount of      Interest      Paid, or       Balance       Notation
  Made          Loan           Rate         Prepaid     Outstanding     Made by
- ---------     ---------      --------      ---------    -----------     --------

                                    EXHIBIT C


                               LINE OF CREDIT NOTE

$7,500,000                                                  November 1, 1993
                                                            Detroit, Michigan


          FOR VALUE RECEIVED, the undersigned, SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY, a West Virginia corporation (the "Company"), hereby unconditionally promises to pay to the order of NBD BANK, N.A., a national bank-ing association (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000), or such lesser amount as is noted on the schedule attached hereto, on the Expiry Date for Line of Credit; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

          The Bank is hereby authorized by the Company to note on the schedule attached to this Note the date and amount of each Loan, the amount of each payment or prepayment of principal thereon and other information provided for on such schedule, which schedule shall constitute prima facie evidence of the information so noted, PROVIDED that any failure by the Bank to make any such notation shall not relieve the Company of its obligation to repay the outstand-ing principal amount of this Note, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Note and the Credit Agreement.

          The Company and each endorser or guarantor hereof waives presentment, protest, diligence, notice of dishonor and, with respect to any principal and interest due hereon and outstanding on the Expiry Date for Line of Credit, demand, and any other formality in connection with this Note. Should the indebtedness evidenced by this Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including attorneys' fees and expenses.

          This Note evidences one or more Loans made under a Credit and Guaranty Agreement, dated as of August 1, 1989, by and among the Company, Checker Motors Corporation, a New Jersey corporation, Checker Motors Co., L.P., a Delaware limited partnership, and the Bank, as amended or modified through the date hereof and as further amended or modified from time to time (the "Credit Agreement"), to which reference is hereby made for a statement of the circumstances under which this Note is subject to prepayment and under which its due date applicable in the absence of demand may be accelerated and for a description of the collateral and security securing payment hereof. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Credit Agreement. This Note is issued in exchange and replacement for a Demand Note dated January 2, 1991 in the face amount of $5,000,000 (the "Previous Note"), and evidences the same indebtedness and other liabilities evidenced by the Previous Note and shall not be deemed a novation or to have satisfied the Previous Note, and shall be secured in the same priority by, among other collateral, the collateral securing the Previous Note.

                              SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY

                              By:
                                  ---------------------------------------------

                                   Its:
                                        ---------------------------------------

                     Schedule to Line of Credit Note, dated
   November 1, 1993, made by South Charleston Stamping & Manufacturing Company in favor of NBD Bank, N.A.



             Principal                   Principal      Principal
Date Loan    Amount of    Interest      Amount Paid      Balance       Notation
  Made         Loan         Rate        or Pre-paid    Outstanding     Made by
- ---------    ---------    --------      -----------    -----------     --------